24. Commitment to purchase natural gas (Details narrative) - Gas supply agreement [member] - USD ($) $ in Millions		12 Months Ended
	Mar. 06, 2020	Dec. 31, 2020
DisclosureCommitmentToPurchaseNaturalGasLineItems [Line Items]
Description of contractual amendment	Parties changed the daily contracted quantity (QDC) from 30.08 million m³ per day to 20 million m³ per day, which became effective as from March 11, 2020.	Total amount of the GSA for 2021 is nearly 7.30 billion cubic meters of natural gas (equivalent to 20.00 million cubic meters per day) and corresponds to a total estimated value of US$ 1.06 billion.
Additional amount		$ 3,350
Description of maturity		January 1, 2021 to May 05, 2024